FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP. ANNOUNCES FIRST QUARTER EARNINGS

April 20, 2011

Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp. (Nasdaq Global Market – NWFL) and its subsidiary, Wayne Bank, announced earnings of $1,660,000 for the three months ended March 31, 2011 which represents a $137,000 decrease from $1,797,000 recorded during the same three month period of last year.  The reduced earnings are attributed to expenses related to the Company’s acquisition of North Penn Bancorp, Inc. which is scheduled to close during the second quarter of 2011.  Excluding merger related expenses, net income would have been approximately $1,836,000, an increase of $39,000 over the first quarter of last year.  Earnings per share on a fully diluted basis were $.60 in the first quarter of this year compared to $.65 in the first quarter of 2010.  The return on average assets was 1.27% in the first quarter of 2011 and the return on average equity was 9.76%.

Total assets were $530.9 million as of March 31, 2011, an increase of $4.4 million over the prior year total.  Total loans decreased $7.5 million since March 31, 2010 due to an $8.0 million reduction in residential mortgage loans outstanding.  This decrease includes the sale of $12.4 million of residential mortgage loans to reduce the Company’s interest rate risk position.  Commercial loans grew $3.7 million during the period due to an increase in commercial real estate loans while installment loans decreased $3.2 million as consumers converted home equity loans to permanent

financing.    Total deposits grew $5.5 million over the past twelve months as a $13.2 million increase in demand and savings accounts offset a $7.7 million decrease in certificates of deposit.  Stockholders’ equity increased $3.5 million, or 5%, during the past year, due to retention of earnings.

Non-performing assets totaled $8.3 million at March 31, 2011 comprised of $7.4 million of non-performing loans and $948,000 of Foreclosed Real Estate Owned, compared to $4.8 million of non-performing assets at December 31, 2010. The $3.5 million increase recorded during the quarter reflects the transfer of one large credit to nonaccrual status due to the borrower’s inability to make scheduled payments.  As of March 31, 2010, non-performing assets totaled $4.4 million.  Net charge-offs for the three month period ending March 31, 2011 were $56,000 which represents a significant decrease compared to $421,000 of net charge-offs during the first quarter of last year.  Based on the current composition of the loan portfolio, management determined that it would be prudent to provide additional reserves and added $220,000 to the allowance for loan losses compared to $330,000 during the same period of last year.  The allowance for loan losses was 1.65% of total loans outstanding on March 31, 2011 compared to 1.57% on December 31, 2010 and 1.50% on March 31, 2010.

Net interest income (fully taxable equivalent) was $5,050,000 during the first quarter of 2011 which is $151,000 lower than the $5,201,000 recorded during the prior three month period and $153,000 lower than the same three month period of last year.  The net interest margin was negatively impacted by the increase in non-performing assets and the downward repricing of investment securities, resulting in a net interest margin (fte) which declined from 4.14% in the first quarter of 2010 to 3.98% for the three months ended March 31, 2011.

Other income totaled $1,208,000 in the first quarter of 2011 compared to $1,002,000 during the same period of last year.  The $206,000 increase in other income includes a $125,000 increase in the amount of gains recognized from the sale of loans and securities in each period as well as an $81,000 improvement in other service charges and fees compared to the first quarter of last year.  During the current period, the Company recognized a gain of $212,000 from the sale of securities and $143,000 in gains on the sale of $4.7 million of residential mortgage loans to reduce the long term risk to rising interest rates.

Operating expenses totaled $3,534,000 in the first quarter and were $374,000 higher than the same period of last year, but included $267,000 of costs related to the acquisition of North Penn Bancorp, Inc.  Employment costs were $86,000, or 5%, higher than the same period of last year due to staffing and merit increases.

Mr. Critelli stated that “Our first quarter results are in line with our expectations recognizing that the local economy is still under pressure.  We expect the slow economy, high unemployment rate and soft real estate market to continue to have an impact on our results through reduced loan demand, but we will continue to stress credit quality as a top priority.  However, we are excited about the opportunities that lie ahead as a result of the North Penn transaction, and look forward to providing increased long-term value to our stockholders.  During 2011, we will incur significant one-time costs to complete the acquisition, but we expect 2012 to reflect the full value of the transaction and provide improved results.  Our core earnings remain strong and we continue to have regulatory capital levels which are near the top of our peer group.”

Norwood Financial Corp. is the parent company of Wayne Bank which operates from eleven offices throughout Wayne, Pike and Monroe Counties, Pennsylvania.  After the North Penn acquisition is complete, the Company will expand to sixteen offices and extend into Lackawanna County with offices in Scranton and Clarks Summit.  The Company’s stock is traded on the Nasdaq Global Market under the symbol “NWFL”.

Forward-Looking Statements.

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements.  When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, and similar expressions are intended to identify forward-looking statements.  Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected.  Those risks and uncertainties include changes in federal and state laws, changes in interest rates, risks associated with the proposed acquisition of North Penn Bancorp, the ability to control costs and expenses, demand for real estate and general economic conditions.  The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references tax-equivalent net interest income, which is a non-GAAP (Generally Accepted Accounting Principles) financial measure.  Tax-equivalent net interest income is derived from GAAP using an assumed tax rate of 34%.  We believe the presentation of net interest income on a tax–equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.  The following reconciles net interest income to net interest income on a fully taxable equivalent basis:

(dollars in thousands)	Three months ended March 31,
	2011	2010
Net interest income	$4,781	$4,997
Tax equivalent basis adjustment using 34% marginal tax rate	269	206
Net interest income on a fully taxable equivalent basis	$5,050	$5,203

Also included in this release is a reference to net income excluding merger related expenses, which is a non-GAAP financial measure.  We believe the presentation of net income excluding merger related expenses provides the reader with a better understanding of operating results for the current period.  The following provides a reconcilement of net income to net income excluding merger expenses:

(dollars in thousands)	Three months ended March 31,
	2011	2010
Net income	$1,660	$1,797
Impact of merger related costs-net of tax	176	-
Net income excluding merger expenses	$1,836	$1,797

Contact: William S. Lance
               Senior Vice President &
               Chief Financial Officer
               NORWOOD FINANCIAL CORP.
               570-253-8505
               www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands, except share data)
(unaudited)

	March 31
	2011	2010
ASSETS
Cash and due from banks	$5,670	$7,945
Interest-bearing deposits with banks	13,864	14,672
Federal funds sold	0	3,000
Cash and cash equivalents	19,534	25,617

Securities available for sale	143,104	125,653
Securities held to maturity, fair value 2011: $177 and 2010: $177	170	168
Loans receivable (net of unearned Income)	350,128	357,587
Less: Allowance for loan losses	5,780	5,362
Net loans receivable	344,348	352,225
Investment in FHLB Stock, at cost	3,193	3,538
Bank premises and equipment, net	4,798	5,126
Bank owned life insurance	8,333	7,987
Foreclosed real estate owned	948	392
Accrued interest receivable	2,191	2,414
Other assets	4,307	3,397
TOTAL ASSETS	$530,926	$526,517

LIABILITIES
Deposits:
Non-interest bearing demand	$62,736	$60,144
Interest-bearing	334,384	331,512
Total deposits	397,120	391,656
Short-term borrowings	25,465	21,781
Other borrowings	35,000	43,000
Accrued interest payable	1,342	1,580
Other liabilities	3,424	3,397
TOTAL LIABILITIES	462,351	461,414

STOCKHOLDERS' EQUITY
Common Stock, $.10 par value, authorized 10,000,000 shares
issued: 2,840,872	284	284
Surplus	9,867	9,787
Retained earnings	59,507	55,481
Treasury stock, at cost: 2011: 78,960 shares, 2010: 86,007 shares	(2,388)	(2,620)
Accumulated other comprehensive income	1,305	2,171
TOTAL STOCKHOLDERS' EQUITY	68,575	65,103

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$530,926	$526,517

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands, except share data)
(unaudited)

	Three Months Ended March 31		YTD as of March 31
	2011	2010	2011	2010
INTEREST INCOME
Loans receivable, including fees	$4,928	$5,410	$4,928	$5,410
Securities	1,090	1,221	1,090	1,221
Other	8	11	8	11
Total Interest income	6,026	6,642	6,026	6,642

INTEREST EXPENSE
Deposits	885	1,199	885	1,199
Short-term borrowings	24	34	24	34
Other borrowings	336	412	336	412
Total Interest expense	1,245	1,645	1,245	1,645
NET INTEREST INCOME	4,781	4,997	4,781	4,997
PROVISION FOR LOAN LOSSES	220	330	220	330
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,561	4,667	4,561	4,667

OTHER INCOME
Service charges and fees	549	523	549	523
Income from fiduciary activities	113	86	113	86
Net realized gains on sales of securities	212	155	212	155
Gains on sale of loans and servicing rights	143	75	143	75
Earnings and proceeds on life insurance policies	94	102	94	102
Other	97	61	97	61
Total other income	1,208	1,002	1,208	1,002

OTHER EXPENSES
Salaries and employee benefits	1,701	1,615	1,701	1,615
Occupancy, furniture and equipment	398	394	398	394
Data processing related	215	196	215	196
Taxes, other than income	129	147	129	147
Professional Fees	401	139	401	139
FDIC Insurance assessment	120	118	120	118
Foreclosed real estate owned	19	16	19	16
Other	551	535	551	535
Total other expenses	3,534	3,160	3,534	3,160

INCOME BEFORE TAX	2,235	2,509	2,235	2,509
INCOME TAX EXPENSE	575	712	575	712
NET INCOME	$1,660	$1,797	$1,660	$1,797

Basic earnings per share	$0.60	$0.65	$0.60	$0.65

Diluted earnings per share	$0.60	$0.65	$0.60	$0.65

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

For the Three Months Ended March 31	2011	2010

Net interest income	$4,781	$4,997
Net income	1,660	1,797

Net interest spread (fully taxable equivalent)	3.70%	3.79%
Net interest margin (fully taxable equivalent)	3.98%	4.14%
Return on average assets	1.27%	1.38%
Return on average equity	9.76%	11.10%
Basic earnings per share	$0.60	$0.65
Diluted earnings per share	0.60	0.65

For the Year Ended March 31

Net interest income	$4,781	$4,997
Net income	1,660	1,797

Net interest spread (fully taxable equivalent)	3.70%	3.79%
Net interest margin (fully taxable equivalent)	3.98%	4.14%
Return on average assets	1.27%	1.38%
Return on average equity	9.76%	11.10%
Basic earnings per share	$0.60	$0.65
Diluted earnings per share	0.60	0.65

As of March 31

Total Assets	$530,926	$526,517
Total loans receivable	350,128	357,587
Allowance for loan losses	5,780	5,362
Total deposits	397,120	391,656
Stockholders' equity	68,575	65,103
Trust Assets under management	117,292	105,237

Book value per share	$24.78	$23.52
Equity to total assets	12.92%	12.36%
Allowance to total loans receivable	1.65%	1.50%
Nonperforming loans to total loans	2.11%	1.12%
Nonperforming assets to total assets	1.57%	0.83%

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

	March 31	Dec 31	Sept 30	June 30	March 31
	2011	2010	2010	2010	2010
ASSETS
Cash and due from banks	$5,670	$5,782	$9,057	$6,168	$7,945
Interest-bearing deposits with banks	13,864	7,843	7,696	25,374	14,672
Federal funds sold	0	3,000	3,000	3,000	3,000
Cash and cash equivalents	19,534	16,625	19,753	34,542	25,617

Securities available for sale	143,104	145,815	139,308	141,245	125,653
Securities held to maturity	170	170	169	169	168
Loans receivable (net of unearned Income)	350,128	356,855	358,354	353,933	357,587
Less: Allowance for loan losses	5,780	5,616	5,513	5,421	5,362
Net loans receivable	344,348	351,239	352,841	348,512	352,225
Investment in FHLB stock	3,193	3,361	3,538	3,538	3,538
Bank premises and equipment, net	4,798	4,904	5,012	5,061	5,126
Foreclosed real estate owned	948	748	748	382	392
Other assets	14,831	14,143	13,188	13,131	13,798
TOTAL ASSETS	$530,926	$537,005	$534,557	$546,580	$526,517

LIABILITIES
Deposits:
Non-interest bearing demand	$62,736	$62,238	$66,331	$63,408	$60,144
Interest-bearing deposits	334,384	331,627	332,321	344,355	331,512
Total deposits	397,120	393,865	398,652	407,763	391,656
Other borrowings	60,465	71,309	62,530	67,378	64,781
Other liabilities	4,766	4,133	4,932	4,673	4,977
TOTAL LIABILITIES	462,351	469,307	466,114	479,814	461,414

STOCKHOLDERS' EQUITY	68,575	67,698	68,443	66,766	65,103

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$530,926	$537,005	$534,557	$546,580	$526,517

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)

	31-Mar	31-Dec	30-Sep	30-Jun	31-Mar
Three months ended	2011	2010	2010	2010	2010
INTEREST INCOME
Loans receivable, including fees	$4,928	$5,207	$5,266	$5,218	$5,410
Securities	1,090	1,052	1,115	1,141	1,221
Other	8	14	14	18	11
Total Interest income	6,026	6,273	6,395	6,377	6,642

INTEREST EXPENSE
Deposits	885	951	1,031	1,102	1,199
Borrowings	360	406	445	443	446
Total Interest expense	1,245	1,357	1,476	1,545	1,645
NET INTEREST INCOME	4,781	4,916	4,919	4,832	4,997
PROVISION FOR LOAN LOSSES	220	270	250	150	330
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	4,561	4,646	4,669	4,682	4,667

OTHER INCOME
Service charges and fees	549	551	587	570	523
Income from fiduciary activities	113	105	121	93	86
Net realized gains (losses) on sales of securities	212	68	161	64	155
Gains on sale of loans and servicing rights	143	99	3	130	75
Earnings and proceeds on life insurance	94	97	96	96	102
Other	97	91	67	63	61
Total other income	1,208	1,011	1,035	1,016	1,002

OTHER EXPENSES
Salaries and employee benefits	1,701	1,663	1,657	1,572	1,615
Occupancy, furniture and equipment , net	398	370	388	408	394
Foreclosed real estate owned	19	9	3	13	16
FDIC insurance assessment	120	117	121	118	118
Other	1,296	1,146	943	1,065	1,017
Total other expenses	3,534	3,305	3,112	3,176	3,160

INCOME BEFORE TAX	2,235	2,352	2,592	2,522	2,509
INCOME TAX EXPENSE	575	544	702	704	712
NET INCOME	$1,660	$1,808	$1,890	$1,818	$1,797

Basic earnings per share	$0.60	$0.65	$0.68	$0.66	$0.65

Diluted earnings per share	$0.60	$0.65	$0.68	$0.66	$0.65

Book Value per share	$24.78	$24.45	$24.79	$24.16	$23.52

Return on average equity	9.76%	10.38%	10.98%	11.03%	11.10%
Return on average assets	1.27%	1.33%	1.39%	1.36%	1.38%

Net interest spread (fte)	3.70%	3.74%	3.71%	3.64%	3.79%
Net interest margin (fte)	3.98%	4.04%	4.03%	3.96%	4.14%

Allowance for loan losses to total loans	1.65%	1.57%	1.54%	1.53%	1.50%
Net charge-offs to average loans (annualized)	0.06%	0.19%	0.18%	0.10%	0.47%
Nonperforming loans to total loans	2.11%	1.14%	1.02%	1.06%	1.12%
Nonperforming assets to total assets	1.57%	0.90%	0.82%	0.76%	0.83%